                                                                    EXHIBIT 99.2
                     [CITIZENS & NORTHERN CORPORATION LOGO]

                         90-92 Main Street, P.O. Box 58
                               Wellsboro, PA 16901
                    Phone: (570) 724-3411 Fax: (570) 723-8097
         E-Mail: cnemail@cnbankpa.com Web Page: http://www.cnbankpa.com
                               Stock Symbol: CZNC

Chartered 1864
                                                  FEDERAL DEPOSIT INSURANCE CORP
DECEMBER 31, 2005              QUARTERLY REPORT

Dear Shareholder:

Your company continues to build its base for the future. In the second half of 2005, we added one new community office, Jersey Shore, and the First State Bank with offices in Canisteo and South Hornell, New York. By March of 2006, the 21st Citizens & Northern Office will open in Old Lycoming Township. This expansion is in addition to the two new offices we opened in 2004 in Williamsport and South Williamsport. This growth initiative has a cost, which is reflected in the net income for 2005.

Even though we increased interest and dividend income by 5.5%, due mostly to a 12.6% increase in loans, the continuing monetary tightening by the Federal Reserve of the Fed Funds rate (eight 1/4% increases during 2005) with the corresponding need for us to remain competitive for deposits has increased our interest expense by over 13.6%. As the short end of the rate curve rose substantially, the long end actually fell slightly. Thus the competitive rates for loans and fixed income securities have not increased commensurately. This resulted in nominal growth in our interest margin, when the expenses related to our growth initiative grew substantially. Thus our net income decreased by 12.6%.

At the end of the quarter, we did realize a one-time gain of $1.9 million from the sale of our credit card portfolio. The decision to sell was based on our inability to grow the portfolio to a level that would allow us to absorb the costs of implementing more sophisticated security to avoid losses from fraud. We will still offer our customers credit cards as an agent bank. We offset some of the gain with losses on sale of some low yielding securities to enhance future income opportunities. Also, we increased the provision for loan losses in the 4th quarter, resulting in a provision $626,000 higher than 2004. Growth in the loan portfolio along with estimates of possible losses were the main reasons for the increase.

Trust Assets under management ended the year at $418.3 million. The growth can be attributed to both gain on investments and the sales efforts of our very competent Trust staff.

We look forward to the challenges that the new year brings. Thank you for your continued support.



                               Craig G. Litchfield
                               Chairman, President & CEO

                         CITIZENS & NORTHERN CORPORATION
                               BOARD OF DIRECTORS

                    CRAIG G. LITCHFIELD CHAIRMAN OF THE BOARD


             Dennis F. Beardslee                          Leo F. Lambert
             R. Robert DeCamp                             Edward L. Learn
             Jan E. Fisher                                Edward H. Owlett, III
             R. Bruce Haner                               Leonard Simpson
             Susan E. Hartley                             James E. Towner
             Karl W. Kroeck                               Ann M. Tyler




                               DIRECTORS EMERITI
             F. David Pennypacker

                            CITIZENS & NORTHERN BANK
                                    OFFICES


             428 S. Main Street, ATHENS, PA 18810                 570-888-2291
             111 Main Street, DUSHORE, PA 18614                   570-928-8124
             Main Street, EAST SMITHFIELD, PA 18817               570-596-3131
             104 Main Street, ELKLAND, PA  16920                  814-258-5111
             230-232 Railroad Street, JERSEY SHORE, PA 17740      570-398-4555
             102 E. Main Street, KNOXVILLE, PA 16928              814-326-4151
             Main Street, LAPORTE, PA 18626                       570-946-4011
             Main Street, LIBERTY, PA 16930                       570-324-2331
             1085 S. Main Street, MANSFIELD, PA 16933             570-662-1111
             Route 220, MONROETON, PA 18832                       570-265-2157
             3461 Rte.405 Highway, MUNCY, PA 17756                570-546-6666
             Thompson Street, RALSTON, PA 17763                   570-995-5421
             1827 Elmira Street, SAYRE, PA 18840                  570-888-2220
             2 E. Mountain Ave., SO. WILLIAMSPORT, PA  17702      570-601-3016
             41 Main Street, TIOGA, PA 16946                      570-835-5236
             428 Main Street, TOWANDA, PA18848                    570-265-6171
             Court House Square, TROY, PA 16947                   570-297-2159
             90-92 Main Street, WELLSBORO, PA 16901               570-724-3411
             130 Court Street, WILLIAMSPORT, PA 17701             570-320-0100
             Route 6, WYSOX, PA 18854                             570-265-9148


                       TRUST & FINANCIAL MANAGEMENT GROUP
             90-92 Main Street, WELLSBORO, PA 16901               800-487-8784
             428 Main Street, TOWANDA, PA 18848                   888-987-8784
             503 N. Elmira Street, SAYRE, PA 18840                888-760-8192
             3461 Rte 405 Highway, MUNCY, PA 17756                570-546-6666
             130 Court Street, WILLIAMSPORT, PA  17701            570-601-6000



ACCOUNT SERVICES - 90-92 Main St, Wellsboro, PA 16901            800-726-2265
BANKCARD SERVICES - 11822 Route 6, Wellsboro PA 16901            800-676-6639
FUNDS MANAGEMENT - 90-92 Main St., Wellsboro, PA 16901           800-577-9397
                                               www.fmt@cnbankpa.com
INTERNET BANKING - 90-92 Main St., Wellsboro, PA 16901           570-724-0266
                                                 www.cnbankpa.com
C&N FINANCIAL SERVICES CORPORATION - 68 Main Street, Wellsboro, PA 866-ASK-CNFS
                                            www.cnfinancialservices.com

                           CANISTEO VALLEY CORPORATION
                  3 Main Street, Canisteo, NY 14823              607-698-4295

                                FIRST STATE BANK
                                     OFFICES
                  3 Main Street, CANISTEO, NY 14823              607-698-4295
                  111 Main Street, HORNELL, NY 14843             607-324-4081
                               www.fsbcanisteo.com

CONSOLIDATED STATEMENT OF INCOME
(In Thousands, Except Per Share Data)   (Unaudited)

                                                                       3 MONTHS ENDED                      12 MONTHS ENDED
                                                                           DECEMBER                            DECEMBER
                                                                   2005               2004               2005              2004
                                                                (CURRENT)          (PRIOR YR)          (CURRENT)        (PRIOR YR)
                                                                ---------          ----------          ---------        ----------
Interest and Dividend Income                                   $   15,936         $   14,991         $   61,108       $   57,922
Interest Expense                                                    7,149              5,745             25,687           22,606
---------------------------------------------------------------------------------------------------------------------------------

Interest Margin                                                     8,787              9,246             35,421           35,316
Provision for Loan Losses                                             901                350              2,026            1,400
---------------------------------------------------------------------------------------------------------------------------------
Interest Margin After Provision for Loan Losses                     7,886              8,896             33,395           33,916
Other Income                                                        1,895              1,815              7,636            6,922
Realized Gains on Securities, Net                                   (586)              1,133              1,802            2,877
Gain from Sale of Credit Card Loans                                 1,906                  -              1,906                -
Other Expenses                                                      7,358              6,746             28,962           26,001
---------------------------------------------------------------------------------------------------------------------------------

Income Before Income Tax Provision                                  3,743              5,098             15,777           17,714
Income Tax Provision                                                  639              1,035              2,793            2,851
---------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                     $    3,104         $    4,063         $   12,984       $   14,863
=================================================================================================================================

PER SHARE DATA (**):
Net Income - Basic                                                  $0.37              $0.49              $1.57            $1.80
Net Income - Diluted                                                $0.37              $0.49              $1.55            $1.79
Dividend Per Share                                                  $0.24              $0.23              $0.93            $0.89
Number Shares Used in Computation - Basic                       8,302,932          8,265,639          8,292,141        8,265,639
Number Shares Used in Computation - Diluted                     8,343,951          8,312,577          8,350,926        8,312,577

CONSOLIDATED BALANCE SHEET
(In Thousands, Except Per Share Data)    (Unaudited)


                                                                                     DEC. 31,          DEC. 31,
                                                                                      2005               2004
                                                                                      ----               ----
ASSETS
Cash & Due from Banks                                                             $   26,446        $    18,953
Available-for-Sale Securities                                                        427,298            475,085
Loans, Net                                                                           644,938            572,826
Intangible Assets                                                                      3,383                  -
Other Assets                                                                          60,889             56,138
----------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                      $1,162,954        $ 1,123,002
================================================================================================================

LIABILITIES
Deposits                                                                          $  757,065        $   676,545
Repo Sweep Accounts                                                                   27,734             21,178
----------------------------------------------------------------------------------------------------------------
     Total Deposits and Repo Sweeps                                                  784,799            697,723
Borrowed Funds                                                                       239,205            283,827
Other Liabilities                                                                      6,982              9,867
----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                  1,030,986            991,417
----------------------------------------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY
Shareholders' Equity, Excluding Net Unrealized
  Gains/Losses on Available-for sale Securities                                      127,270            121,050
Net Unrealized Gains/Losses on Available-
  for-sale Securities (*)                                                              4,698             10,535
----------------------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                                           131,968            131,585
----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                                          $1,162,954        $ 1,123,002
================================================================================================================

CONSOLIDATED FINANCIAL HIGHLIGHTS
(In Thousands, Except Per Share Data) (Unaudited)



                                                                    12 MONTHS ENDED                    %
                                                                        DECEMBER                    INCREASE
                                                                   2005              2004          (DECREASE)
                                                                   ----              ----          ----------
EARNINGS PERFORMANCE
Net Income                                                   $    12,984       $    14,863           -12.64%
Return on Average Assets                                           1.13%             1.33%           -15.04%
Return on Average Assets,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)                           1.14%             1.35%           -15.56%
Return on Average Equity                                           9.80%            11.58%           -15.37%
Return on Average Equity,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)                          10.38%            12.63%           -17.81%

BALANCE SHEET HIGHLIGHTS
Total Assets                                                 $ 1,162,954       $ 1,123,002             3.56%
Available-for-Sale Securities                                    427,298           475,085           -10.06%
Loans (Net)                                                      644,938           572,826            12.59%
Allowance for Loan Losses                                          8,361             6,787            23.19%
Deposits and Repo Sweep Accounts                                 784,799           697,723            12.48%
Trust Assets Under Management                                    418,259           383,062             9.19%

                      SHAREHOLDERS' VALUE (PER SHARE) (**)
Net Income - Basic                                           $      1.57       $      1.80           -12.78%
Net Income - Diluted                                         $      1.55       $      1.79           -13.41%
Dividends                                                    $      0.93       $      0.89             4.49%
Book Value                                                   $     15.89       $     15.92            -0.19%
Book Value, Excluding Unrealized
  Gains/Losses on Available-for-
  sale Securities (***)                                      $     15.33       $     14.65             4.64%
Market Value (Last Trade)                                    $     25.63       $     27.00            -5.07%
Market Value /  Book Value                                       161.30%           169.60%            -4.89%
Market Value /  Book Value,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)                         167.19%           184.30%            -9.28%
Price Earnings Multiple                                            16.32             15.00             8.80%
Dividend Yield                                                     3.63%             3.30%            10.00%

SAFETY AND SOUNDNESS
Tangible Equity / Tangible Assets,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)                          10.75%            10.93%            -1.69%
Nonperforming Assets / Total Assets                                0.55%             0.69%           -20.29%
Allowance for Loan Losses / Total Loans                            1.28%             1.17%             9.40%
Risk Based Capital Ratio                                          18.19%            18.89%            -3.71%

AVERAGE BALANCES
Average Assets                                               $ 1,146,727       $ 1,114,041             2.93%
Average Assets, Excluding
  Unrealized Gains/Losses on
  Available-for-sale Securities                                1,135,530         1,097,859             3.43%
Average Equity                                                   132,465           128,374             3.19%
Average Equity, Excluding
  Unrealized Gains/Losses on
  Available-for-sale Securities                                  125,076           117,695             6.27%

(*) Net unrealized gains/losses on available-for-sale securities are presented as "Accumulated Other Comprehensive Income" in the annual and quarterly financial statements filed with the Securities and Exchange Commission.

(**) For purposes of per share calculations, the market value and number of outstanding shares have been retroactively adjusted for the effects of 1% stock dividends issued in January of each year presented.

(***) Generally accepted accounting principles ("GAAP") require that available-for-sale securities be reported at fair value, with unrealized gains and losses excluded from earnings and reported separately through shareholders' equity, net of tax. Management believes there is an inherent mismatch between the income statement and balance sheet related to unrealized gains/losses that may create a material inconsistency in the calculation of earnings-based ratios. Further, the amount of unrealized gains or losses may vary widely from period-to-period, depending on the financial markets as a whole and interest rate movements. Therefore, management has provided these "non-GAAP" ratios because we believe they provide meaningful information for evaluating the Corporation's financial position and results of operations.